Exhibit 99.1

For Immediate Release

CPG Posts Second Quarter Results

Friday, August 7, 2009

CPG International Inc. (CPG) a leading manufacturer of premium, low maintenance building products for residential, commercial, and industrial markets today announced second quarter 2009 financial results. CPG’s products include AZEK Trim, AZEK Deck, AZEK Porch, AZEK Moulding, and AZEK Rail for residential housing markets and bathroom and locker systems sold under the brand names Comtec Industries, Hiny Hider and TuffTec, used in commercial building markets.

“Although an extremely difficult demand environment continued in the second quarter, we achieved sound financial results,” said Eric Jungbluth, CPG’s President and Chief Executive Officer. “While demand remains soft, increased operating efficiencies and key selling and product development initiatives helped offset the challenges of the current economic environment.”

Second Quarter Highlights

•

Second quarter sales were $62.4 million, down 17.3% from the second quarter 2008. Growth at AZEK Deck only partially offset the effects of a declining housing market and softness in industrial and commercial markets.

•	Gross margin increased to 35.6% from 23.1% in the second quarter of 2008 driven by lower material costs and improved operating efficiencies.

•	Net income was $0.1 million for the second quarter of 2009, up from a net loss of $(2.8) million in the second quarter of 2008.

•	EBITDA increased 43.9% from 2008 to $13.5 million in the second quarter. Adjusted EBITDA was $14.5 million in the second quarter of 2009, up from $10.5 million in the second quarter of 2008.

Year-to-Date Highlights

•	Sales for the first half of 2009 were $143.8 million, down 15.2% from 2008. Growth at AZEK Deck only partially offset the effects of a declining housing market and softness in industrial markets.

•	Gross margin increased to 34.9% in the first half of 2009 from 24.9% driven by lower material costs and improved operating efficiencies.

•	Net loss, inclusive of goodwill impairment charges of $14.4 million, was $(7.0) million for 2009, compared to a net loss of $(0.8) million in 2008.

•

EBITDA, inclusive of $14.4 million of goodwill impairment charges, decreased to $19.5 million year-to-date in 2009. Adjusted EBITDA, excluding the goodwill impairment charges and other adjustments, was $35.5 million in the first half of 2009, up from $28.6 million in the first half of 2008.

EBITDA Guidance

(See the accompanying financial schedules for full financial details and a reconciliation of non-GAAP financial measures to their GAAP equivalents.)

CPG increased earnings guidance for 2009 with Adjusted EBITDA of $45 million to $55 million. Scott Harrison, Executive Vice President and Chief Financial Officer, said “Although we expect to see a continued difficult economic environment throughout 2009, increased efficiencies and lower material costs should help offset lower revenue.”

Investor Call

CPG will hold an investor conference call to discuss Second Quarter 2009 financial results at 10 AM Eastern time on August 7, 2009. Eric Jungbluth, President and Chief Executive Officer and Scott Harrison, Executive Vice President and Chief Financial Officer, will host the call.

To access the conference call, please dial (866) 315-3365, and use conference ID code 21394069. An encore presentation will be available for one week after the completion of the call. In order to access the encore presentation, please dial (800) 642-1687 or (706) 645-9291, and use the conference ID code 21394069.

Forward-looking Statements

Statements in this investor release and the schedules hereto which are not purely historical facts or which necessarily depend upon future events, including statements about forecasted financial performance, guidance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to CPG on the date this release was submitted. CPG undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to CPG’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, the commercial building industry, raw material prices, competition, the economy and the financial markets. CPG may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of CPG’s most recent annual report on Form 10-K and quarterly report on Form 10-Q filed with the Securities and Exchange Commission. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a manufacturer of market-leading brands of highly engineered, premium, low-maintenance, building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications. The Company’s products are marketed under several brands including AZEK® Trim and Moulding, AZEK® Deck, AZEK® Rail, Santana Products, Comtec Industries, Capitol, EverTuff™, TuffTec™, Hiny Hider® and Celtec®, as well as many other brands. For additional information on CPG please visit our web site at www.cpgint.com.

Financial Schedules

CPG International Inc. and Subsidiaries

Consolidated Balance Sheets

June 30, 2009 and December 31, 2008

(unaudited)

(dollars in thousands)

	June 30,	December 31,
	2009	2008
ASSETS:
Current assets:
Cash and cash equivalents	$28,648	$22,586
Receivables:
Trade, less allowance for doubtful accounts of $1,436 and $1,660 in 2009 and 2008, respectively	32,612	17,404
Inventories	29,365	33,664
Deferred income taxes—current	3,493	2,579
Prepaid expenses and other	2,420	5,078
Total current assets	96,538	81,311
Property and equipment—net	87,968	93,451
Goodwill	246,013	260,004
Intangible assets —net	94,612	96,610
Deferred financing costs—net	6,170	7,345
Other assets	187	184
Total assets	$531,488	$538,905

LIABILITIES AND SHAREHOLDER’S EQUITY:
Current liabilities:
Accounts payable	$15,122	$11,981
Current portion of capital lease	988	1,940
Current portion of long-term debt obligations	250	5,250
Accrued interest	13,335	14,413
Accrued rebates	2,851	3,553
Accrued expenses	11,539	8,674
Total current liabilities	44,085	45,811
Deferred income taxes	35,333	34,640
Capital lease obligation—less current portion	5,058	5,053
Long-term debt—less current portion	302,064	302,010
Accrued warranty	3,818	3,853
Other liabilities	587	612
Commitments and contingencies
Shareholder’s equity:
Common shares, $0.01 par value: 1,000 shares authorized; 10 issued and outstanding at June 30,
2009 and December 31, 2008	—	—
Additional paid-in capital	212,044	211,941
Retained deficit	(59,556)	(52,593)
Note receivable – CP Holdings	(7,835)	(7,349)
Accumulated other comprehensive loss	(4,110)	(5,073)
Total shareholder’s equity	140,543	146,926
Total liabilities and shareholder’s equity	$531,488	$538,905

CPG International Inc.

and Subsidiaries

Consolidated Statements of Operations

Three Months Ended June 30, 2009 and 2008

(dollars in thousands)

	Three	Three
	Months Ended	Months Ended
	June 30,	June 30,
	2009	2008
Net sales	$62,358	$75,367
Cost of sales	(40,135)	(57,932
Gross margin	22,223	17,435
Selling, general and administrative expenses	(14,087)	(13,279
Loss on disposal of property	(126)	—
Operating income	8,010	4,156

Other income (expenses):
Interest expense	(7,940)	(9,009
Interest income	33	109
Miscellaneous – net	(27)	64
Foreign currency gain	143	—
Total other expenses-net	(7,791)	(8,836
Income (loss) before income taxes	219	(4,680
Income tax (expense) benefit	(127)	1,848
Net income (loss)	$92	(2,832

* Certain amounts presented herein for the three months ended June 30, 2008 have been adjusted to reflect the application of SFAS 123R to the Company’s Class B Unit plan.

CPG International Inc.

and Subsidiaries

Consolidated Statements of Operations

Six Months Ended June 30, 2009 and 2008

(dollars in thousands)

	Six	Six
	Months Ended	Months Ended
	June 30,	June 30,
	2009	2008
Net sales	$143,774	$169,540
Cost of sales	(93,579)	(127,242)
Gross margin	50,195	42,298
Selling, general and administrative expenses	(26,915)	(25,642	)*
Loss on disposal of property	(126)	—
Impairment of goodwill	(14,408)	—
Operating income	8,746	16,656	*

Other income (expenses):
Interest expense	(16,139)	(18,267)
Interest income	53	188
Miscellaneous – net	(13)	49
Foreign currency loss	116	—
Total other expenses-net	(15,983)	(18,030)
Loss before income taxes	(7,237)	(1,374	) *
Income tax benefit	274	563
Net loss	$(6,963)	(811	) *

* Certain amounts presented herein for the six months ended June 30, 2008 have been adjusted to reflect the application of SFAS 123R to the Company’s Class B Unit plan.

CPG International Inc. and Subsidiaries

Calculation of Earnings before Interest, Taxes, Depreciation and Amortization

Three Months Ended June 30, 2009 and 2008

(unaudited)

(dollars in thousands)

	Three	Three
	Months Ended	Months Ended
	June 30,	June 30,
	2009	2008
Net income (loss)	$92	$(2,832)
Interest expense, net	7,907	8,900
Income tax expense (benefit)	127	(1,848)
Depreciation and amortization	5,340	5,136
EBITDA	$13,466	$9,356

Reconciliation to Adjusted EBITDA:
EBITDA	$13,466	$9,356
Non-recurring items:
Composatron non-recurring/acquisition costs	–	150
Relocation and hiring costs	29	210
Severance costs	312	54
Loss on disposal of fixed assets	126	–
Management fee and expenses	492	517
Non-cash compensation charge	4	30
Registration expenses related to Notes	58	192
Adjusted EBITDA	$14,487	$10,509

CPG International Inc. and Subsidiaries

Calculation of Earnings before Interest, Taxes, Depreciation and Amortization

Six Months Ended June 30, 2009 and 2008

(unaudited)

(dollars in thousands)

	Six	Six
	Months Ended	Months Ended
	June 30,	June 30,
	2009	2008
Net loss	$(6,963)	$(811)
Interest expense, net	16,086	18,079
Income tax benefit	(274)	(563)
Depreciation and amortization	10,665	9,989
EBITDA	$19,514	$26,694

Reconciliation to Adjusted EBITDA:
EBITDA	$19,514	$26,694
Non-recurring items:
Impairment of goodwill	14,408	–
Composatron non-recurring/acquisition costs	–	150
Relocation and hiring costs	73	310
Severance costs	337	125
Settlement charges	–	26
Management fee and expenses	891	1,068
Non-cash compensation charge	35	59
Loss on disposal of fixed assets	126	–
Registration expenses related to Notes	111	192
Adjusted EBITDA	$35,495	$28,624